SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                   July 14, 2006


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01   OTHER EVENTS

This Form 8-K provides information on the change in the reporting structure of The Procter & Gamble Company (the "Company") and the effects of this change on the Company's historical segment results. The change in segment reporting will be reflected retrospectively but in no way revises or restates the Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

In April 2006, the Company announced a number of changes to certain key leadership positions, which resulted in changes to its organization structure and segment reporting. Specifically, Pet Health & Nutrition, which was formerly part of the Health Care segment, became part of the Snacks and Coffee segment. The balance of the Health Care segment was moved under the P&G Beauty Global Business Unit (GBU), but will continue to be reported as a separate segment. In addition, the commercial products group, which primarily sells products to commercial end users, was moved from Snacks and Coffee to the Fabric Care and Home Care segment. Finally, the Adult Incontinence business was moved from Baby Care and Family Care to P&G Beauty. The balance of the Baby Care and Family Care reporting segment was moved from the P&G Family Health GBU to the P&G Household Care GBU and will continue to be reported as a separate reporting segment.

In conjunction with these changes, the P&G Beauty GBU was renamed "Beauty and Health", the Snacks and Coffee reporting segment was renamed "Pet Health, Snacks and Coffee", the P&G Household Care GBU was renamed "Household Care" and the Family Health GBU was eliminated. The Company now operates with three Global Business Units and seven reportable segments as summarized in the following table:

       GBU                              REPORTABLE SEGMENT
       -------------------------------- -------------------------------------
       Beauty and Health                Beauty
                                        Health Care
       -------------------------------- -------------------------------------
       Household Care                   Fabric Care and Home Care
                                        Pet Health, Snacks and Coffee
                                        Baby Care and Family Care
       -------------------------------- -------------------------------------
       Gillette GBU                     Blades and Razors
                                        Duracell and Braun
       -------------------------------- -------------------------------------

All financial statements, beginning in the quarter ending June 30, 2006, will reflect the new segment reporting structure. This change in segment reporting will be reflected on a retrospective basis, with prior years also adjusted to reflect the new segment reporting structure. The Company is issuing this Form 8-K in order to provide investors with historical data that is on a basis consistent with the Company's new segment reporting structure. Exhibits 99-1 and 99-2 provide quarterly business segment information for the nine months ended March 31, 2006 and the fiscal year ended June 30, 2005, respectively. Exhibit 99-3 provides fiscal year financial summary data by reportable segment for the 2003, 2004 and 2005 fiscal years.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ SUSAN S. FELDER
                                       -------------------------------------
                                       Susan S. Felder, Assistant Secretary
                                       July 14, 2006



                                    EXHIBIT(S)

Exhibit  (99-1)   Quarterly Business Segment Information for the Nine Months
                  Ended March 31, 2006

         (99-2) Quarterly Business Segment Information for the Fiscal Year Ended June 30, 2005

         (99-3)   Business Segment Fiscal Year Financial Summary (2003-2005)